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                                                                   Exhibit 10.24
                                                                   -------------

                               AMENDMENT NO. 2 _
                               ---------------
                                      _TO

                            KIRIN-AMGEN, INC./AMGEN
                            -----------------------
                     G-CSF UNITED STATES LICENSE AGREEMENT
                     -------------------------------------

          THIS AMENDMENT N0. 2 ("Amendment No: 2") TO THAT CERTAIN KIRIN-AMGEN, INC./AMGEN G-CSF UNITED STATES LICENCE AGREEMENT ("License Agreement"), is made and entered into this 17th day of October, 1991 and is made effective as of the
                      ----
13th day of November, 1990, by and between AMGEN INC., a Delaware corporation ("Amgen"), and KIRIN-AMGEN, INC., a Delaware corporation ("Corporation").

                                R E C I T A L S

          A. Amgen and Corporation have previously executed that certain License Agreement regarding G-CSF.

          B. The parties desire to incorporate certain changes into the License Agreement pursuant to this Amendment No. 2.

          NOW, THEREFORE, it is agreed as follows:

 1. Article IV, Sections 4.01 and 4.03 at pages 7-8 of the License Agreement are hereby deleted and the following substituted in lieu thereof:

                                  "ARTICLE IV

                                    ROYALTY
                                    -------

          4.01 Royalty. Amgen shall-pay to the Company a royalty, at a rate of
               -------
          three percent (3%) of the Sales Value of G-CSF Products above $350 million (U.S.), on G-CSF Products which are sold by Amgen, any of its Subsidiaries or sublicensees in the Territory pursuant to this Agreement.

          4.03 Payment of Royalties to Sloan-Kettering Cancer Center. Pursuant
               -----------------------------------------------------
          to that certain Agreement by and between Amgen and Sloan-Kettering Cancer Center ("S-K") dated February 12, 1986, certain royalties are to be paid to S-K with respect to sale of G-CSF products. The parties hereto confirm their prior agreement that the company shall bear and assume responsibility for the payments of royalties due S-K for sales of G-CSF Products in the United States above $350 million (U.S.) as renegotiated between Amgen and S-K. The royalty rate applicable to G-CSF Products above $350 million (U.S.) shall be three percent (3%) of the Sales Value of G-CSF Products."
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2.        Except to the extent as provided herein, the provisions of the License
Agreement, as amended, are hereby ratified and confirmed in all respects.

               IN WITNESS WHEREOF, the undersigned has caused this Amendment No. 2 to be executed as of the first day written above.


                                             AMGEN INC., a Delaware
                                             corporation



                                             By /s/ Gordon M. Binder
                                             Gordon M. Binder
                                             Chief Executive Officer

                                                                         "Amgen"


                                             KIRIN-AMGEN, INC., a
                                             Delaware corporation



                                             By /s/ T. Sasahara
                                             Toru Sasahara, Chairman

                                                                   "Corporation"